Exhibit 10.5

ADAMAS PHARMACEUTICALS, INC.

FOURTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

June 30, 2011

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TABLE OF CONTENTS

(continued)

		Page

6.7	Delays or Omissions	25
6.8	Severability	25
6.9	Titles and Subtitles	25
6.10	Counterparts	25
6.11	Telecopy Execution and Delivery	25
6.12	Further Assurances	25
6.13	Aggregation of Stock	26
6.14	Termination of Prior Agreement	26
6.15	Waiver of Pro Rata	26

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ADAMAS PHARMACEUTICALS, INC.

FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Fourth Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made as of June 30, 2011, by and among Adamas Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the persons and entities listed on Exhibit A hereto (each, an “Investor” and collectively, the “Investors” or “Preferred Holders”) and the persons and entities listed on Exhibit B hereto (each, a “Common Holder” and collectively, the “Common Holders”).  Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in Section 1.

RECITALS

WHEREAS:  In connection with the sale and issuance of its Series D Convertible Preferred Stock, par value $.001 per share, the Company entered into that certain Third Amended and Restated Investors’ Rights Agreement dated June 25, 2008 (the “Prior Agreement”) with the purchasers of such Series D Preferred Stock and the holders of the Existing Preferred (as defined below) (collectively, the “Parties to the Prior Agreement”);

WHEREAS:  the Investors are purchasing shares of the Company’s Series AA Convertible Preferred Stock, par value $.001 per share (the “Series AA Preferred Stock”) pursuant to that certain Series AA Convertible Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith, and it is a condition to the closing of the sale of the Series AA Preferred Stock to the Investors listed on such Schedule of Investors that such Investors and the Company execute and deliver this Agreement;

WHEREAS:  the requisite holders of the Company’s outstanding shares of Series A Convertible Preferred Stock, par value $.001 per share, Series B Convertible Preferred Stock, par value $.001 per share, Series C Convertible Preferred Stock, par value $.001 per share, Series C-1 Convertible Preferred Stock, $.001 par value per share and Series D Convertible Preferred Stock, par value $.001 per share (collectively referred to herein as the “Old Preferred”) converted all such outstanding shares into shares of the Company’s common stock, par value $.001 per share (the “Converted Common”) in accordance with the Purchase Agreement;

WHEREAS:  the Company and the Parties to the Prior Agreement who together hold (i) not less than a majority of the outstanding Registrable Securities (as defined in the Prior Agreement), and (ii) no less than a majority of the Old Preferred now desire to amend and restate the Prior Agreement in its entirety as set forth below.

NOW, THEREFORE:  In consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt of and adequacy of which is hereby acknowledged, the parties hereto further agree as follows:

Section 1
Definitions

1.1                               Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a)                                 “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)                                 “Common Stock” shall mean the Common Stock, par value $0.001 per share of the Company, including without limitation the Converted Common.

(c)                                  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(d)                                 “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

(e)                                  “Holder” shall mean (i) any Preferred Holder that holds Registrable Securities and (ii) any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.12 of this Agreement.

(f)                                   “Indemnified Party” shall have the meaning set forth in Section 2.6(c) hereof.

(g)                                  “Indemnifying Party” shall have the meaning set forth in Section 2.6(c) hereof.

(h)                                 “Initial Closing” shall mean the date of the initial sale of shares of the Company’s Series AA Convertible Preferred Stock pursuant to the Purchase Agreement.

(i)                                     “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten public offering of the Company’s Common Stock registered under the Securities Act.

(j)                                    “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than thirty percent (30%) of the outstanding Registrable Securities, provided that for the purpose of Section 2.3 the term “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than twenty percent (20%) of the outstanding Registrable Securities.

(k)                                 “Investors” shall mean the persons and entities listed on Exhibit A hereto.

(l)                                     “New Securities” shall have the meaning set forth in Section 4.1(a) hereof.

(m)                             “Preferred Holders” shall have the meaning set forth in the Preamble hereto.

(n)                                 “Preferred Stock” shall mean the Series AA Preferred Stock.

(o)                                 “Purchase Agreement” shall have the meaning set forth in the Recitals hereto.

(p)                                 “Registrable Securities” shall mean (i) shares of Converted Common, (ii) shares of Common Stock issuable or issued pursuant to the conversion of the Shares and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i), (ii) or (iii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

(q)                                 The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(r)                                    “Registration Expenses” shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, accounting fees, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the Holders (selected by a majority-in-interest of the Holders) not to exceed $50,000, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(s)                                   “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Section 2.8(b) hereof.

(t)                                    “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(u)                                 “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(v)                                 “Rule 415” shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(w)                               “Rule 405” shall mean Rule 405 under the Securities Act.

(x)                                 “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(y)                                 “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders not to exceed $50,000 included in Registration Expenses).

(z)                                  “Series AA Preferred Conversion Stock” shall mean shares of Common Stock issued upon conversion of the Series AA Preferred Stock.

(aa)                          “Series AA Preferred Stock” shall have the meaning set forth in the Preamble hereto.

(bb)                          “Shares” shall mean (i) the Company’s Series AA Preferred Stock, and (ii) any securities issued with respect to the foregoing upon any stock split, stock dividend, recapitalization, or similar event or upon any conversion.

(cc)                            “Significant Holder” shall have the meaning set forth in Section 3.2 hereof.

Section 2
Registration Rights

2.1                               Requested Registration.

(a)                                 Request for Registration.  Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to at least thirty percent (30%) of the Registrable Securities (or a lesser amount if such offering shall have an aggregate offering price to the public of not less than Ten Million Dollars ($10,000,000) net of underwriting discounts and commissions) (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i)                                     within twenty (20) days of receipt of such request, give written notice of the proposed registration to all other Holders; and

(ii)                                  as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered; provided that, unless a registration pursuant to this Section 2.1 is the Company’s Initial Public Offering, the Company also shall use its reasonable best efforts to file the registration statement within ninety (90) days of the receipt of the request from the Initiating Holders.

(b)                                 Limitations on Requested Registration.  The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:

(i)                                     Prior to the earlier of (A) the five (5) year anniversary of the date of this Agreement or (B) six (6) months following the effective date of the Company’s Initial Public Offering;

(ii)                                  In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iii)                               After the Company has initiated two (2) such registrations pursuant to this Section 2.1 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold); or

(iv)                              During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration (other than a registration on Form S-4 or S-8 or any successor form); provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

(c)                                  Deferral.  If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement covering the Registrable Securities would be materially detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(iv) above) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve-month period.

(d)                                 Underwriting.  If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in subsection 2.1(a)(i).  In such event, the right of any Holder to include all or any portion of its Registrable Securities in a registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein.  If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10).  The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the majority-in-interest of the Initiating Holders, which underwriters shall be reasonably acceptable to the Company.

Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten (including Registrable Securities), the number of Registrable Securities that may be so included shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders.  In no event shall Registrable Securities be excluded from such registration unless all other stockholders’ securities (including securities for the account of the Company) have been first excluded.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders.  The securities so excluded shall also be withdrawn from registration.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.  If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(d), then the Company shall then offer to all Holders who have retained rights to include securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion, as set forth above.

2.2                               Company Registration.

(a)                                 Company Registration.  If the Company shall determine to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i)                                     promptly give written notice of the proposed registration to all Holders; and

(ii)                                  use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.  Such written request may specify all or a part of a Holder’s Registrable Securities.

(b)                                 Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i).  In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in the registration and underwriting.  In no event shall any Registrable Securities be excluded from such registration and underwriting unless all other stockholders’ securities have been first excluded.  In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such registration and underwriting, then the Registrable Securities that are included in such registration and underwriting shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders.  Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the registration and underwriting be reduced below thirty percent (30%) of the total amount of securities included in such registration and underwriting, unless such registration is the Company’s Initial Public Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter.  The securities so excluded shall also be withdrawn from such registration.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c)                                  Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company.

2.3                               Registration on Form S-3.

(a)                                 Request for Form S-3 Registration.  If the Company is then qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a)(i) and (ii); provided, that in the case of a registration pursuant to this Section 2.3, the Company also shall use its reasonable best efforts to file the registration statement within ninety (90) days of the receipt of the request from the Initiating Holders.

(b)                                 Limitations on Form S-3 Registration.  The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:

(i)                                     In the circumstances described in either Sections 2.1(b)(ii) or 2.1(b)(iv);

(ii)                                  If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public (net of any underwriters’ discounts and commissions) of less than Three Million Dollars ($3,000,000); or

(iii)                               If, in a given six-month period, the Company has effected one (1) such registration in such period.

(c)                                  Deferral.  The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3.

(d)                                 Underwriting.  If the Initiating Holders requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.1(d) shall apply to such registration.  Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4                               Expenses of Registration.  All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 hereof shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1; and provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1 or 2.3.  All Selling Expenses shall be borne pro rata by the selling Holders based on the number of Registrable Securities requested to be so registered.

2.5                               Registration Procedures.  In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof.  At its expense, the Company will use its commercially reasonable efforts to:

(a)                                 Keep such registration effective for a period ending on the earlier of the date which is one hundred twenty (120) days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto;

(b)                                 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c)                                  Furnish such number of prospectuses, including any preliminary prospectuses and any Free Writing Prospectus,  and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d)                                 Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter, underwriters, or managing underwriter on behalf of the underwriters, of such offering;

(f)                                   Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus or Free Writing Prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g)                                  Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)                                 Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(i)                                     Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(j)                                    In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 hereof, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(k)                                 Use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(l)                                     Take all reasonable actions to ensure that any prospectus or Free Writing Prospectus utilized in connection with any registration effected pursuant to this Section 2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related registration statement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m)                             Use all reasonable efforts to prevent the issuance of any stop order (“Stop Order”) suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and, in the event of such issuance, the Company shall immediately notify the Holders of Registrable Securities covered by such registration statement of the receipt by the Company of such notification and shall use all reasonable efforts promptly to obtain the withdrawal of such order, and, in the event of the withdrawal of such order, the Company shall immediately notify such Holders thereof.

2.6                               Indemnification.

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance; (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action as they are incurred; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter and stated to be specifically for use therein; and provided further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)                                 To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any such registration statement, prospectus, offering circular, or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action as they are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by such Holder.

(c)                                  Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; provided, further, however, that an Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)                                 If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 2.6(b), shall exceed the net proceeds from the offering received by such Holder.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7                               Information by Holder.  Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8                               Restrictions on Transfer

(a)                                 The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.8.  Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until (x) the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.10, and (y):

(i)                                     There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)                                  Such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if requested by the Company, such Holder shall have furnished the Company, at such Holder’s expense, with (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the

Securities Act or (B) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.  It is agreed that the Company will not require opinions of counsel or “no action” letters for transactions made pursuant to Rule 144, except in unusual circumstances.

(iii)                               Notwithstanding the provisions of subsections (a)(i) and (a)(ii) above, no such registration statement or opinion of counsel or “no action” letter shall be necessary for: (A) a transfer by a Holder to any of its affiliates (including an affiliated fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company, each an “Affiliated Fund”); (B) a transfer by a Holder that is a partnership, limited liability company or corporation to a partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (C) a transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse; or (D) the transfer by a Holder exercising its co-sale rights under the Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement by and among the Company and the Investors and Common Holders named therein of even date herewith, as amended from time to time, if in each transfer under clauses (A), (B) or (C) the prospective transferee agrees in all such instances in writing to be subject to the terms hereof to the same extent as if he or she were an original Holder hereunder.

(b)                                 Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (1) RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD OF UP TO 180

DAYS IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN A FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, AND (2) VOTING RESTRICTIONS AS SET FORTH IN A STOCKHOLDERS’ VOTING AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.8.

(c)                                  The first legend referring to federal and state securities laws identified in Section 2.8(b) hereof stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to such Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of such Restricted Securities if (i) such securities are registered under the Securities Act; or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale or transfer of such securities may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel reasonably satisfactory to the Company, that such securities can be sold pursuant to Rule 144 under the Securities Act.

2.9                               Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)                                 Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)                                 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c)                                  So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10                        Market Stand-Off Agreement.  Each Preferred Holder hereby agrees that such Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the Company’s Initial Public Offering without the consent of the underwriter of such Initial Public Offering.  The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 2.8(b) hereof with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.  Notwithstanding the foregoing, if (x) during the last seventeen (17) days of the one hundred eighty (180) day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the one hundred eighty (180) day restricted period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, the restrictions imposed by this Section 2.10 shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  Each Holder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 2.10.

2.11                        Delay of Registration.  No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12                        Transfer or Assignment of Registration Rights.  The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only to: (a) a transferee or assignee of not less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); (b) an affiliate of a Holder (including an Affiliated Fund) or a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; or (c) a Holder’s family member or trust for the benefit of an individual Holder or Holder’s family member; provided that (i) any such transfer or assignment of Registrable Securities is effected in accordance with the terms of Section 2.8 hereof, and applicable securities laws; (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned; (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Section 2.10; and (iv) any such transferee is not engaged in competition with the Company as reasonably determined by the Board of Directors.

2.13                        Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to include any of such securities in any registration filed under Section 2.1, Section 2.2, or Section 2.3 hereof, unless under the terms of such agreement (i) such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included, (ii) in the case of demand or required registration rights, any such rights may not be exercised prior to the demand rights of the Holders of Registrable Securities hereunder and (iii) any grant of demand or required registration rights shall provide that the Holders of Registrable Securities hereunder have incidental or “piggyback” registration rights with respect thereto in accordance with the provisions of Section 2.2 hereof.

2.14                        Termination of Registration Rights.  The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.1, 2.2 or 2.3 shall terminate on the earlier of (i) such date, on or after the closing of the Company’s Initial Public Offering, on which (x) all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period and (y) such Holder holds less than .5% of the Company’s Common Stock (on an as-converted basis) on a fully-diluted basis; and (ii) five (5) years after the closing of the Company’s Initial Public Offering.

Section 3
Covenants of the Company

The Company hereby covenants and agrees, as follows:

3.1                               Basic Financial Information.  The Company shall deliver to each holder of at least 10,000 shares (as adjusted for stock splits, stock dividends, reverse stock splits and the like) of Converted Common the following financial information:

(a)                                 as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b)                                 as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

(c)                                  as soon as practicable, but in any event within thirty (30) days prior to the commencement of each new fiscal year of the Company, an annual budget and operating plan for such fiscal year.

3.2                               Inspection Rights.  The Company will afford to each Significant Holder reasonable access during normal business hours to all of the Company’s properties, books and records.  Significant Holders may exercise their rights under this Section 3.2 only for purposes reasonably related to their interests as a stockholder.  The rights granted pursuant to this Section 3.2 may not be assigned or otherwise conveyed by any Significant Holder or by any subsequent transferee of any such rights to any transferee reasonably deemed by the Company to be a competitor of the Company.

3.3                               Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company.  The Company shall not be required to comply with any information rights or inspection rights of Section 3 in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor, nor shall the Company be obligated to disclose any information which the Board of Directors of the Company determines in good faith is attorney-client privileged and should not, therefore, be disclosed.  The Company shall not be obligated to disclose details of contracts with, or work performed for, specific customers and other business partners where to do so would violate confidentiality obligations to those parties.  Each Holder agrees that it will not use any information received by it pursuant to this Agreement in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees, agents or partners having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally.  Notwithstanding the foregoing, the Company recognizes that certain of the Holders or their affiliates are engaged in the business of providing venture capital financing and management advice to companies in which they invest (the “Venture Holders”), and that in their business the Venture Holders may seek to invest in and/or provide advice to companies that may be competitive to the Company.  Accordingly, the Company understands and agrees that nothing in this Agreement will restrict the Venture Holders from investing or participating in the management of any business or entity which competes or may compete, directly or indirectly, with the Company so long as such Venture Holder does not disclose any confidential information to such business or entity in violation hereof.  The Company further agrees that, provided a Venture Holder does not disclose confidential information to a third-party in violation hereof, such Venture Holder shall be free to use in its normal operations as a venture capital fund any information it has obtained or will obtain from the Company for such limited purpose.

3.4                               Stock Option Vesting.  Unless otherwise decided by the Board of Directors, all option grants to employees and consultants of the Company made after the date of this Agreement shall vest over a four year period with 25% of the shares subject to each option vesting a year after the vesting commencement date and the remainder of the shares vesting in equal amounts on a monthly, quarterly or annual basis thereafter.

3.5                               Termination of Covenants.  The covenants set forth in this Section 3 shall terminate and be of no further force and effect after the closing of the Company’s Initial Public Offering or upon a Liquidation Event or Deemed Liquidation Event, as those terms are defined in the Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”).

3.6                               Key Man Insurance.  The Company will maintain key-man life insurance with respect to the life of Gregory T. Went, Ph.D., having a death benefit of at least $5,000,000, payable to the Company.  The Company will maintain this key-man life insurance with respect to Gregory T. Went, Ph.D., for so long as he continues to be employed by the Company.

3.7                               Proprietary Information and Inventions Agreements.  The Company shall require all employees and consultants with access to confidential information to execute and deliver a proprietary information and inventions agreement in substantially the form delivered or made available to the Investors, or substantially the form of prior agreements containing substantially equivalent provisions in favor of the Company.

Section 4
Right of First Refusal

4.1                               Right of First Refusal to Preferred Holders.  The Company hereby grants to each holder of at least 60,000 shares (as adjusted for stock splits, stock dividends, reverse stock splits and the like) of Series AA Preferred Stock the right of first refusal to purchase its pro rata share of New Securities (as defined in Section 4.1(a)) which the Company may, from time to time, propose to sell and issue after the date of this Agreement.  A Significant Holder’s pro rata share, for purposes of this right of first refusal, is equal to the ratio of (A) the number of shares of Common Stock owned by such Significant Holder on the date hereof (assuming (I) full conversion of the Shares and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock held by said Holder and (II) the issuance of all shares of Series AA Preferred Stock and Common Stock to such Holder as provided for in the Purchase Agreement, whether at the Initial Closing or a Subsequent Closing (each as defined in the Purchase Agreement)) to (B) the total number of shares of Common Stock outstanding on the date hereof (assuming (1) full conversion of the Series AA Preferred Stock and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock, and (2) the issuance of all shares of Series AA Preferred Stock and Common Stock as provided for in the Purchase Agreement, whether at the Initial Closing or a Subsequent Closing). For purposes of this Section 4.1, a Significant Holder includes any general partner, managing member and affiliates (including Affiliated Funds) of a Significant Holder.  A Significant Holder who chooses to exercise the right of first refusal may designate as purchasers under such right itself and/or its partners or affiliates (including Affiliated Funds), in such proportions as it deems appropriate.

(a)                                 “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include:

(i)                                     the Shares and the Series AA Preferred Conversion Stock;

(ii)                                  securities issued or issuable to employees, officers or directors, of, or consultants or advisors to the Corporation or any subsidiary pursuant to stock grants, option plans or similar arrangements which vest over a period of 4 years at a rate of 25% after the first year with 1/48 of the remainder vesting monthly, unless otherwise determined by a unanimous vote of the Board of Directors of the Company;

(iii)                               securities issued upon the conversion or exercise of any convertible or exercisable securities outstanding as of the date of this Agreement;

(iv)                              securities issued or issuable as a dividend or distribution on Preferred Stock of the Company or pursuant to any event for which adjustment is made pursuant to Sections 4(f), (g) or (h) of the Restated Certificate of Incorporation of the Company;

(v)                                 securities issued in a registered public offering under the Securities Act in connection with which all outstanding shares of Preferred Stock are converted into Common Stock;

(vi)                              securities issued or issuable pursuant to the bona fide acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, which acquisition is approved by a unanimous vote of the Board of Directors of the Company;

(vii)                           securities issued or issuable to banks, equipment lessors or other financial institutions pursuant to a debt financing, equipment lease or bank credit arrangement entered into for primarily non-equity financing purposes and approved by a unanimous vote of the Board of Directors of the Company;

(viii)                        securities of the Company which the Board of Directors of the Company unanimously determines shall be excluded from the definition of New Securities and which are not offered to any existing stockholder of the Company;

(ix)                              any right, option or warrant to acquire any security convertible solely into the securities excluded from the definition of New Securities pursuant to subsections (i) through (vii) above;

(x)                                 securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by a unanimous vote of the Board of Directors of the Corporation;

(xi)                              securities issued to strategic suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by a unanimous vote of the Board of Directors of the Corporation; and

(xii)                           securities issued in connection with a Subsequent Closing (as defined in the Purchase Agreement).

(b)                                 In the event the Company proposes to undertake an issuance of New Securities, it shall give each Significant Holder written notice of its intention, describing the type of New Securities, their price, the number of New Securities to be offered, and the general terms upon which the Company proposes to issue the same.  Each Significant Holder shall have twenty (20) calendar days after any such notice is mailed or delivered to agree to purchase (i) such Holder’s pro rata share of such New Securities (each, a “Basic Amount” and collectively, the “Basic Amounts”) and (ii) any additional portion of the New Securities as such Significant Holder shall indicate it will purchase should the other Significant Holders subscribe for less than their pro rata share of the New Securities (each, an “Undersubscription Amount” and collectively, the “Undersubscription Amounts”) for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.  If the Basic Amounts subscribed for by all Significant Holders are less than the Basic Amounts to which all Significant Holders are entitled, then each Significant Holder who has agreed to purchase an Undersubscription Amount shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided, that should the Undersubscription Amounts subscribed for exceed the difference between the Basic Amounts to which all Significant Holders are entitled and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Significant Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Significant Holder bears to the total Undersubscription Amounts subscribed for by all Significant Holders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

(c)                                  In the event the Significant Holders fail to exercise fully the right of first refusal within said twenty (20) day period (the “Election Period”), the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell that portion of the New Securities with respect to which the Significant Holders’ right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to Significant Holders delivered pursuant to Section 4.1(b).  In the event the Company has not sold within such ninety (90) day period following the Election Period, or such ninety (90) day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Significant Holders in the manner provided in this Section 4.1.

(d)                                 The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, (i) the Company’s Initial Public Offering or (ii) on the first date upon which no Shares are outstanding with respect to the Significant Holders.

Section 5
Drag-Along Rights

5.1                               Drag-Along Rights.  If the holders of a majority of the outstanding shares of Series AA Preferred Stock and Common Stock (including the Converted Common), each voting as a separate class, approve (i) an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that would result in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or in which the stockholders of the Company immediately prior to such transaction would own, as a result of such transaction, less than a majority of the voting securities, in the same relative proportions, of the successor or surviving corporation immediately thereafter or a sale of all or substantially all of Company’s assets, whether by means of a merger, consolidation, sale of stock or assets or otherwise (a “Sale of the Company”) or (ii) a proposed round of equity financing by the Company (the “Equity Financing”), then all Common Holders shall consent to and vote their shares of Common Stock in favor of the Equity Financing or the Sale of the Company, and if the Sale of the Company is structured as (a) a merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, each Common Holder shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (b) a sale of the stock of the Company, the Common Holders shall agree to sell their shares of Common Stock on the terms and conditions approved by the holders of a majority of the outstanding shares of Preferred Stock and Common Stock, each voting as a separate class.  Each Common Holder hereby irrevocably constitutes and appoints the Company and any representative or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Common Holder and in the name of such Common Holder or in its own name, for the purpose of carrying out the terms of this Section 5, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.  Such Common Holder hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  The rights under this Section 5 shall expire upon the Company’s Initial Public Offering.

5.2                               Certain Future Common Holders.  The Company will require anyone who, after the date of this Agreement, is granted a stock option or other equity award and subsequently becomes the holder of shares of Common Stock equaling one percent (1%) or more of the Company’s then outstanding capital stock to, as a condition to such acquisition, execute a counterpart signature page hereto as a Common Holder, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to Common Holders; provided, however, that this Section 5.2 shall not apply to holders of Converted Common.

5.3                               Restrictions on Sales of Control of the Company.  No stockholder shall be a party to any Stock Sale (as defined below) unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in the Certificate of Incorporation (as if such transaction were a Deemed Liquidation Event under the Certificate of Incorporation), unless the holders of at least a majority of the Preferred Stock elect otherwise by written notice given to the Company at least ten (10) days prior to the effective date of any such transaction or series of related transactions.  For the purposes hereof, “Stock Sale” means a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company.

Section 6
Miscellaneous

6.1                               Amendment.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding a majority of the Registrable Securities held by the Preferred Holders and the holders of Converted Common (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that (a) Holders purchasing shares of Series AA Preferred Stock in a Closing after the Initial Closing (each as defined in the Purchase Agreement) may become parties to this Agreement, by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder and (b) this Agreement may be amended by the Company from time to time to add additional Common Holders to this Agreement under Section 5.2 without the consent of the other parties hereto; provided, further, however, (i) that Sections 4, 5 and 6 may not be amended without the consent of at least a majority of the holders of the Series AA Preferred Stock, and (ii) Sections 5 and 6 may not be amended, if such amendment would adversely affect the rights of the Common Holders, without the consent of the Common Holders holding at least a majority of the Common Stock; and provided, further, that if a waiver or amendment of any provision contained herein would adversely affect any holder of Registrable Securities in a manner that does not similarly adversely affect all other holders of Registrable Securities, the written consent of such holder shall be required.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder.  Each Holder acknowledges that by the operation of this paragraph, the Holders of a majority of the Registrable Securities held by the Preferred Holders (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

6.2                               [Intentionally Omitted]

6.3                               Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:

(a)                                 if to an Investor, at the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof; if such Investor is aeris CAPITAL Equity Investments L.P. (“Aeris”), then a copy to Peter M. Rosenblum, Foley Hoag LLP, at 155 Seaport Boulevard, Boston, MA 02210;

(b)                                 if to any Holder, at such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address of the last holder of such shares for which the Company has contact information in its records; or

(c)                                  if to the Company, one copy should be sent to Adamas Pharmaceuticals, Inc., 1900 Powell Street, Suite 1050, Emeryville, CA 94608, Attn: Chief Executive Officer, or at such other address as the Company shall have furnished to the Investors, with a copy to

Ivan A. Gaviria, Esq., Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, 1200 Seaport Boulevard, Redwood City, CA 94063.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the electronic mail address set forth in the Company’s records.

6.4                               Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State of Delaware, without regard to principles of conflicts of law.

6.5                               Successors and Assigns.  This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company; provided, however, that notwithstanding the foregoing or any other provision of this Agreement, Mohr, Davidow Ventures (“MDV”) and any MDV affiliate shall be permitted to transfer all or any portion of the Shares (and any and all accompanying rights, duties and obligations) it owns to MDV or any affiliate of MDV or any entity or vehicle including a partnership in which MDV and/or its affiliate has a majority economic interest and which is managed by MDV or any of its affiliates; and provided, however, that notwithstanding the foregoing or any other provision of this Agreement, DAG Ventures (“DAG”) and any DAG affiliate shall be permitted to transfer all or any portion of the Shares (and any and all accompanying rights, duties and obligations) it owns to DAG or any affiliate of DAG or any entity or vehicle including a partnership in which DAG and/or its affiliate has a majority economic interest and which is managed by DAG or any of its affiliates; and provided, further, that notwithstanding the foregoing or any other provision of this Agreement, BioMedical Sciences Investment Fund Pte Ltd. (“BMSIF”) and any BMSIF affiliate shall be permitted to transfer all or any portion of the Shares (and any and all accompanying rights, duties and obligations) it owns to any affiliate of BMSIF or any entity or vehicle including a partnership in which BMSIF and/or its affiliate has a majority economic interest and which is managed by BMSIF or any of its affiliates; and provided, further, that notwithstanding the foregoing or any other provision of this Agreement, that Aeris and any Aeris affiliate shall be permitted to transfer all or any portion of the Shares (and any and all accompanying rights, duties and obligations) it owns to Aeris or any affiliate of Aeris or any entity or vehicle including a partnership in which Aeris and/or its affiliate has a majority economic interest and which is managed by Aeris or any of its affiliates.  Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void.  Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.6                               Entire Agreement.  This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes all prior written or oral agreements and understandings relating to such subject matter.  No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

6.7                               Delays or Omissions.  Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

6.8                               Severability.  If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision.  The balance of this Agreement shall be enforceable in accordance with its terms.

6.9                               Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

6.10                        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

6.11                        Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen.  Such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

6.12                        Further Assurances.  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

6.13                        Aggregation of Stock.  All shares of Common Stock and Preferred Stock held or acquired by affiliated entities or persons or entities under common investment management or control shall be aggregated together for the purpose of determining the availability of any rights or obligations under this Agreement.

6.14                        Termination of Prior Agreement.  Upon the effectiveness of this Agreement, the Prior Agreement shall terminate and be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement.

6.15                        Waiver of Pro Rata.  The undersigned, which holders together (i) hold at least a majority of the Registrable Securities that are currently held by Holders and (ii) hold at least a majority of the Company’s Preferred Stock and the Converted Common, on behalf of themselves and all Holders, hereby unconditionally waive all rights to notice and of first offer as set forth in Section 4.1 of the Prior Agreement with respect to the issuance and sale of the Series AA Preferred Stock (and the Common Stock issuable upon conversion hereof) pursuant to the Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

ADAMAS PHARMACEUTICALS, INC.
a Delaware corporation

By:	/s/ Gregory T. Went
Gregory T. Went, Chief Executive Officer

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

DAG Ventures III-QP, L.P.
By: DAG Ventures Management III, LLC, its General Partner

by:	/s/ Greg Williams
Greg Williams, Managing Director

DAG Ventures III, L.P.
By: DAG Ventures Management III, LLC, its General Partner

by:	/s/ Greg Williams
Greg Williams, Managing Director

DAG Ventures GP Fund III, LLC
By: DAG Ventures Management III, LLC, its Managing Member

by:	/s/ Greg Williams
Greg Williams, Managing Director

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

MDV VII, L.P.
as nominee for
MDV VII, L.P.,
MDV VII Leaders’ Fund, L.P.,
MDV ENF VII(A), L.P. and
MDV ENF VII(B), L.P.

	By:	Seventh MDV Partners, L.L.C.,
General Partner

	By:	/s/PB Cleveland
Member

Address:		Mohr, Davidow Ventures
3000 Sand Hill Road
Bldg. 3, Suite 290
Menlo Park, CA 94025

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

MDV IX, L.P.
as nominee for
MDV IX, L.P.,
and MDV ENF IX, L.P.

By: Ninth MDV Partners, L.L.C., General Partner

	By:	/s/ PB Cleveland
Member

Address:		Mohr, Davidow Ventures
3000 Sand Hill Road
Bldg. 3, Suite 290
Menlo Park, CA 94025

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

BLACKBOARD VENTURES INC.

By:	/s/ Imtiaz Khan

Name:	Imtiaz Khan

Title:	Authorized Signatory

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

DAVID MAHONEY

/s/ David Mahoney

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

aeris CAPITAL Equity Investments, L.P.

By:	/s/ Gregory Link

Print Name:	Gregory Link

Its:	Director

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

NCD Investors, a Delaware Multiple Series LLC

By:	/s/ Brent Jones

Print Name:	Brent Jones

Its:	Managing Director

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

GRANITE POINT CAPITAL, L.P.

By:	/s/ Warren Lammert

Print Name:	Warrant Lammert

Its:	Managing Member

GRANITE POINT CAPITAL OFFSHORE FUND, LTD

By:	/s/ Warren Lammert

Print Name:	Warrant Lammert

Its:	Managing Member

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

Gregory T. Went

/s/ Gregory T. Went

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

By:	/s/ Patricia C. Went

Name:	Patricia C. Went

Title:

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

By:	/s/ M. Curtis Young /s/ Jane L. Young

Name:	M. Curtis Young Jane L. Young

Title:

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

COMMON HOLDER:

GREGORY WENT

/s/ Gregory Went

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

COMMON HOLDER:

MICHAEL S. URDEA

/s/ Michael S. Urdea

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

COMMON HOLDER:

IVAN LIEBERBURG

/s/ Ivan Lieberburg

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

WS INVESTMENT COMPANY, LLC (2011A)

By:	/s/ WS Investment Company, LLC (2011A)

Name:

Title:

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

By:	/s/ A. V. Katdare

Name:	A. V. Katdare

Title:

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

FIELDS FAMILY REVOCABLE TRUST

By:	/s/ Robert Fields

Name:	Robert Fields

Title:	Trustee

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

NANCY M. GIRAGOSIAN

By:	/s/ Nancy M. Giragosian

Name:	Nancy M. Giragosian

Title:

ADAMAS PHARMACEUTICALS, INC.

COUNTERPART SIGNATURE PAGE

TO FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Fourth Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) by and among Adamas Pharmaceuticals, Inc., a Delaware corporation, the Investors (as defined in the Rights Agreement) and the Common Holders (as defined in the Rights Agreement) dated as of June 30, 2011 and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Rights Agreement that are applicable to the Investors and/or the Common Holders, as the case may be.  This Counterpart Signature Page shall take effect and shall become a part of said Rights Agreement immediately upon execution.

INVESTOR:

BURTON W. WENT

By:	/s/ Burton W. Went

Name:	Burton W. Went

Title:

EXHIBIT A

INVESTORS

aeris CAPITAL Equity Investments, Inc.

DAG Ventures III-QP, L.P.

DAG Ventures III, L.P.

DAG Ventures GP Fund III, LLC

MDV VII, L.P., as nominee for MDV IX, L.P., and MDV ENF IX, L.P.

Blackboard Ventures Inc.

Granite Point Capital, L.P.

Granite Point Capital Master Fund, L.P. (and/or its affiliates)

NCD Investors, a Delaware Multiple Series LLC

WS Investment Company, LLC

Patricia C. Went

M. Curtis Young

David Mahoney

The Ashok V. Katdare, Declaration of Trust dated 9/21/05

Gregory T. Went

Fields Family Revocable Trust

Nancy M. Giragosian

Burton W. Went

EXHIBIT B

COMMON HOLDERS

Gregory Went

Michael S. Urdea

Ivan Lieberburg